                                                                 EXHIBIT 10.18

                      FIRST AMENDMENT TO CREDIT AGREEMENT

   THIS FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of the 26th day of April, 1995, and entered into among Michaels Stores, Inc. a Delaware corporation ("Company"), the Lenders signatory hereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender").

                                  WITNESSETH:

   WHEREAS, Company, the Lenders and the Administrative Lender entered into a First Amended and Restated Credit Agreement, effective as of June 18, 1994 (as amended, the "Credit Agreement");

   WHEREAS, Company, the Administrative Lender and the Lenders have agreed to increase the loan facility and make certain other changes;

   WHEREAS, the Lenders, Company and the Administrative Lender have agreed to amend the Credit Agreement to make certain changes to the terms therein;

   WHEREAS, the Lenders, the Administrative Lender and Company have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

   NOW, THEREFORE, for valuable consideration hereby acknowledged, Company, the Lenders and the Administrative Lender agree as follows:

   SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

   (a) The definition of BORROWING BASE on page 4 of the Credit Agreement shall be deleted in its entirety and the following substituted in its stead:

     "BORROWING BASE" means, at the time of determination thereof, an amount equal to 50% of Eligible Inventory.

   (b) The definition of COMMITMENT on page 5 of the Credit Agreement shall be deleted in its entirety and the following substituted in its stead:

     "COMMITMENT" means $200,000,000 as such amount may be terminated or reduced in accordance with Section 2.09 hereof from time to time, which such amount includes the Letter of Credit Commitment.

   (c) The definition of LETTER OF CREDIT COMMITMENT on page 11 of the Credit Agreement shall be deleted in its entirety and the following substituted in its stead:

     "LETTER OF CREDIT COMMITMENT" means an amount equal to the lesser of (a) $25,000,000 or (b) the difference between $200,000,000 minus the aggregate outstanding Advances under the Loan or (c) the difference between the Commitment minus the aggregate outstanding Advances under the Loan.

   (d) The definition of MATURITY DATE on page 12 of the Credit Agreement shall be deleted in its entirety and the following substituted in its stead:

     "MATURITY DATE" means June 16, 1998 or such earlier date as the Loan becomes due and payable, regardless of how such maturity is brought about, whether at stated maturity, by acceleration, scheduled reduction or otherwise.

   SECTION 2. AMENDMENT TO COVER PAGE AND PAGE ONE OF THE CREDIT AGREEMENT. The one place that the number $150,000,000 appears on the cover page of the Credit Agreement, and the two places that the number $150,000,000 appears on page 1 of the Credit Agreement shall, in each case, be deleted and the number $200,000,000 shall be substituted in its stead.

   SECTION 3. AMENDMENT TO SCHEDULES 5.01 AND 5.05, AND TO EXHIBIT B AND EXHIBIT C TO THE CREDIT AGREEMENT. Schedule 5.01, Schedule 5.05, Exhibit B and Exhibit C to the Credit Agreement shall each be deleted in their entirety and the attached Schedule 5.01, Schedule 5.05, Exhibit B and Exhibit C be substituted in their stead, respectively.

   SECTION 4. CONDITIONS PRECEDENT. This First Amendment shall not be effective until all proceedings of Company taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders, and the Administrative Lender and Lenders shall have each received the following:

     (a) a loan certificate of Company certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, the other Loan Papers and in this First Amendment, (ii) that there exists no Default or Event of Default both before and after giving effect to this First Amendment, and the execution, delivery and performance of this First Amendment will not cause a Default of Event of Default,
   (iii) that is has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this First Amendment by the date hereof, and (iv) that no notice of the execution of this First Amendment is required under the terms of any other agreement of Company and no consent is required under the terms of any agreement of Company in connection with this First Amendment;

     (b) new Notes evidencing the Loan for each Lender in form and substance acceptable to the Administrative Lender and Lenders;

     (c) an opinion of counsel of Company acceptable to the Lenders with respect to this First Amendment and all other Loan Papers executed in connection therewith, including, without limitation, an opinion with respect to the validity and enforceability of the Loan Papers before and after giving effect to this First Amendment; and

     (d) such other documents, instruments, and certificates, in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

   SECTION 5. REPRESENTATIONS AND WARRANTIES. Company represents and warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of Company in connection with the execution of this First Amendment.

   SECTION 6. FURTHER ASSURANCES. Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem necessary or appropriate in connection with this First Amendment.

   SECTION 7. COUNTERPARTS. This First Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

   SECTION 8. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   SECTION 9. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN

PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF COMPANY AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, COMPANY AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

   (b) COMPANY AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, COMPANY AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO COMPANY AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY COMPANY. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

   SECTION 10. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COMPANY, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

   IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.


COMPANY:                              MICHAELS STORES, INC.

                                      ____________________________________
                                      By:
                                      Its:

SPECIFIED PERCENTAGE:

    23.33%                            NATIONSBANK OF TEXAS N.A., as
                                      Administrative Lender, and individually
                                      as a Lender
901 Main Street
67th Floor
Dallas, TX 75202
Attn: Joseph G. Taylor                By:_________________________________
                                           Joseph G. Taylor
                                           Senior Vice President

SPECIFIED PERCENTAGE

     23.33%                      BANK OF AMERICA ILLINOIS, as a Lender

Address:
231 S. LaSalle
Chicago, IL 60604                By:  __________________________________
Attn: Ken Bell                   Its: __________________________________
Tel: (312) 828-6386



SPECIFIED PERCENTAGE

     10.00%                      BANK ONE, TEXAS, as a Lender

Address:
1717 Main Street
3rd Floor                        By:  __________________________________
Dallas, TX 75201                 Its: __________________________________
Attn: Alan L. Miller



SPECIFIED PERCENTAGE

     10.00%                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                 a Lender
Address:
500 N. Akard
Suite 3210                       By:  __________________________________
Dallas, TX 75201                 Its: __________________________________
Attn: Timothy M. O'Conner



SPECIFIED PERCENTAGE

     10.00%                      FIRST INTERSTATE BANK OF TEXAS, N.A.,
                                 as a Lender
Address:
1445 Ross Avenue
Third Floor                      By:  __________________________________
Dallas, TX 75202                 Its: __________________________________
Attn: Susan Coulter

SPECIFIED PERCENTAGE

     10.00%                      MELLON BANK, N.A., as a Lender

Address:
One Mellon Center
Room 4535                        By:  __________________________________
Pittsburgh, PA 15258-0001        Its: __________________________________
Attn: Marc T. Kennedy



SPECIFIED PERCENTAGE

      6.67%                      THE BOATMEN'S NATIONAL BANK OF
                                 ST. LOUIS, as a Lender
Address:
800 Market Street
14th Floor                       By:  __________________________________
St. Louis, MO 63101              Its: __________________________________
Attn: Dwight Erdbruegger


SPECIFIED PERCENTAGE

      6.67%                      UNITED STATES NATIONAL BANK OF
                                 OREGON, as a Lender
Address:
111 Southwest Fifth Ave.
T-29                             By:  __________________________________
Portland, OR 97204               Its: __________________________________
Attn: Blake Howells

AGREED AND ACCEPTED: the following guarantors agree and accept the above increase the Commitment:


MICHAELS OF CANADA, INC.


By:  ___________________________
Its: ___________________________



MICHAELS INTERNATIONAL FINANCE, INC.


By:  ___________________________
Its: ___________________________



5931, INC.


By:  ___________________________
Its: ___________________________



LEEWANDS CREATIVE CRAFTS, INC.


By:  ___________________________
Its: ___________________________



TREASURE HOUSE STORES, INC.


By:  ___________________________
Its: ___________________________

OREGON CRAFT & FLORAL SUPPLY CO., INC.
OREGON CRAFT & FLORAL SUPPLY CO., II, INC.
OREGON CRAFT & FLORAL SUPPLY CO., III, INC.
OREGON CRAFT & FLORAL SUPPLY CO., IV, INC.
OREGON CRAFT & FLORAL SUPPLY CO., V, INC.
OREGON CRAFT & FLORAL SUPPLY CO., VI, INC.
OREGON CRAFT & FLORAL SUPPLY CO., VII, INC.
OREGON CRAFT & FLORAL SUPPLY CO., VIII, INC.
OREGON CRAFT & FLORAL SUPPLY CO., IX, INC.


By:  ___________________________
Its: ___________________________



HABIF & ROSS ENTERPRISES, INC.


By:  ___________________________
Its: ___________________________



RIVERSIDE CRAFT & FLORAL SUPPLY CO., INC.


By:  ___________________________
Its: ___________________________



SAN DIEGO CRAFT & FLORAL SUPPLY CO. INC.


By:  ___________________________
Its: ___________________________

MISSION VIEJO CRAFT & FLORAL, INC.


By:  ___________________________
Its: ___________________________



H.F.C.S., INC.


By:  ___________________________
Its: ___________________________



SAN LEANDRO CRAFT AND FLORAL SUPPLY COMPANY, INC.


By:  ___________________________
Its: ___________________________



ORANGE CRAFT & FLORAL SUPPLY CO., INC.


By:  ___________________________
Its: ___________________________



H & H CRAFT & FLORAL SUPPLY CO., #9, INC.


By:  ___________________________
Its: ___________________________

OC&F NUMBER 18, INC.

By:  ___________________________
Its: ___________________________



MICHAELS OF PUERTO RICO, INC.


By:  ___________________________
Its: ___________________________



AARON BROTHERS, INC.


**1 By:  ___________________________
**2 Its: ___________________________



AARON BROTHERS HOLDINGS, INC.


By:  ___________________________
Its: ___________________________



ART MARTS, INC.


By:  ___________________________
Its: ___________________________